                     Exhibit 99 -- Joint Filer Information

Name:                      Blue Ridge Offshore Master Limited
                           Partnership

Address:                   P.O. Box 309GT
                           Ugland House, South Church Street
                           George Town, Grand Cayman, Cayman Islands

Designated Filer:          Blue Ridge Limited Partnership

Issuer and Ticker Symbol:  Jamba, Inc. (JMBA)

Date of Event Requiring
Statement:                 11/29/06

Signature:                 By:     Blue Ridge Capital Offshore Holdings LLC,
                                   as General Partner

                           By:     /s/ Richard S. Bello
                                   ------------------------
                           Name:   Richard S. Bello
                           Title:  Managing Director               02/06/07
                                                                   --------
                                                                   Date

Name:                      Blue Ridge Capital Holdings LLC

Address:                   660 Madison Avenue, 20th Floor
                           New York, NY 10021

Designated Filer:          Blue Ridge Limited Partnership

Issuer and Ticker Symbol:  Jamba, Inc. (JMBA)

Date of Event Requiring
Statement:                 11/29/06

Signature:
                           By:     /s/ Richard S. Bello            02/06/07
                                   ------------------------        --------
                           Name:   Richard S. Bello                Date
                           Title:  Managing Director

Name:                              Blue Ridge Capital Offshore Holdings LLC

Address:                           660 Madison Avenue, 20th Floor
                                   New York, NY 10021

Designated Filer:                  Blue Ridge Limited Partnership

Issuer and Ticker Symbol:          Jamba, Inc. (JMBA)

Date of Event Requiring Statement: 11/29/06

Signature:
                           By:     /s/ Richard S. Bello            02/06/07
                                   ------------------------        ----------
                           Name:   Richard S. Bello                Date
                           Title:  Managing Director